Exhibit 10.11

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS

BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

SUPPLEMENTAL AGREEMENT NO. 6 to

PURCHASE AGREEMENT NUMBER 04761

between

THE BOEING COMPANY

and

United Airlines, Inc.

relating to

Boeing Model 737 MAX Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 6 (SA-6) is entered into as of June 27, 2021 by and between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer);

WHEREAS, Customer and Boeing entered into Purchase Agreement No. 04761 dated as of the 15th day of May of 2018 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Model 737 MAX aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement; and

WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement regarding the following matters without duplication of any consideration being provided to Customer to:

(i)	Specify the scheduled delivery *** for *** 737-*** Aircraft;

(ii)	Reflect Boeing and Customer’s agreement to add

(a)	one hundred fifty (150) Boeing model 737-10 aircraft (*** 737-10 Aircraft); and

(b)	an aggregate quantity of fifty (50) Boeing model 737-8 aircraft (the *** 737-8 Aircraft);

into the Purchase Agreement including the *** terms relating to such Aircraft;

(iii)	Revise the *** provisions to provide certain accommodations;

(iv)	Revise certain *** terms relating to *** Boeing model 737-*** aircraft ***;

(v)	Revise certain ***;

(vi)	***;

(vii)	Reflect Boeing and Customer’s agreement to *** into the Purchase Agreement;

(viii)	Revise aircraft ***;

(ix)	Provide *** applicable to the 737-8 Aircraft;

UAL-PA-04761	SA-6, Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

(x)	Incorporate information regarding Boeing development of an airline operational efficacy (AOE) program; and

(xi)	Incorporate *** in the event of a *** 737-10 Aircraft.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents.

The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-6”).

2.	Tables, Exhibits.

2.1.            The Table 1 titled “737-8 Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1 (identified by “SA-6”) to reflect certain revisions in Seller Purchased Equipment and Buyer Furnished Equipment.

2.2.            A new Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” (identified by “SA-6”) is added to the Purchase Agreement to incorporate *** 737-8 Aircraft.

2.3.            A new Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” (identified by “SA-6”) is added to the Purchase Agreement to incorporate *** 737-8 Aircraft.

2.4.            Table 2 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached Table 2 (identified by “SA-6”).

2.5.            Exhibit A entitled “737-10 Aircraft Configuration” is deleted in its entirety and replaced with the attached similarly titled Exhibit A (identified by “SA-6”) to incorporate an updated configuration estimate for the *** 737-10 Aircraft.

3.	Letter Agreements.

3.1.            Letter Agreement No. UAL-PA-04761-LA-l801463R2 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-l801463R3 titled “*** Matters” (identified by “SA-6”) to add certain accommodations of the *** provisions.

3.2.            Letter Agreement No. UAL-PA-04761-LA-l801467R3 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-l801467R4 titled “Special Matters – MAX Aircraft” (identified by “SA-6”) to add *** (as that term is defined therein), and *** and specified in Table 1 titled “737-*** Aircraft Delivery, Description, Price and ***”.

3.3.            Letter Agreement No. UAL-PA-04761-LA-l801469R1 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-l801469R2 titled “***” (identified by “SA-6”) to revise the reporting period.

3.4.            Letter Agreement No. UAL-PA-04761-LA-l801478 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-l801478R1 titled “Delivery *** Matters” (identified by “SA-6”) to ***.

UAL-PA-04761	SA-6, Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

3.5.            Letter Agreement No. UAL-PA-04761-LA-l807022R4 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-l807022R5 titled “*** Aircraft – 737-***” (identified by “SA-6”) to reflect ***.

3.6.            Letter Agreement No. UAL-PA-04761-LA-1807420 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-1807420R1 titled “737-*** and 737-*** Aircraft ***” (identified by “SA-6”) to ***.

3.7.            Letter Agreement No. UAL-PA-04761-LA-1900347 titled “737-8 ***” (identified by “SA-6”) is added to the Purchase Agreement to provide the *** applicable to the 737-8 Aircraft.

3.8.            Letter Agreement No. UAL-PA-04761-LA-2100718 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-2100718R1 titled “Certain Special Matters for the ***” (identified by “SA-6”) to add *** (as that term is defined therein), and conditions on such ***, applicable to the *** Aircraft.

3.9.            Letter Agreement No. UAL-PA-04761-LA-2103100 titled “Airline Operational Efficacy Matters” (identified by “SA-6”) is added to the Purchase Agreement to provide guidance regarding AOE matters.

3.10.        Letter Agreement No. UAL-PA-04761-LA-2103236 titled “***” (identified by “SA-6”) is added to the Purchase Agreement to provide *** in the event of a 737-10 Aircraft ***.

4.	Miscellaneous.

Boeing and Customer agree that ***.

***

The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

The rest of the page is intentionally blank. Signature page follows.

UAL-PA-04761	SA-6, Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name
Attorney-in-Fact	Executive Vice President and Chief Financial Officer
Title	Title

UAL-PA-04761	SA-6, Page 4

BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-6
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-6
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-5
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-5
1.	737-*** *** Aircraft Delivery, Description, Price and ***	SA-5
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-6
1.	*** Incremental 737-*** Aircraft Delivery, Description, Price and ***	SA-6
2.	737-*** Aircraft Delivery, Description, Price and ***	SA-6

TABLE OF CONTENTS, CONTINUED

EXHIBITS		SA NUMBER
A	737-8 Aircraft Configuration	SA-5
A	737-9 Aircraft Configuration	SA-1
A	737-10 *** Aircraft Configuration	SA-5
A	737-10 Aircraft Configuration	SA-6
B.	Aircraft Delivery Requirements and Responsibilities

UAL-PA-04761	Table of Contents, Page 1 of 5	SA-6

BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL EXHIBITS		SA NUMBER
AE1.	***/Airframe and *** Features for the 737MAX Aircraft
BFE1.	BFE Variables 737-8 Aircraft	SA-2
BFE1.	BFE Variables 737-9 Aircraft	SA-1
BFE1.	BFE Variables 737-10 Aircraft	SA-2
EE1.	Engine Warranty and ***
SLP1.	Service Life Policy Components
LETTER AGREEMENTS		SA NUMBER
UAL-PA-04761-LA-1801463R3	*** Matters	SA-6
UAL-PA-04761-LA-1801464	Demonstration Flight Waiver
UAL-PA-04761-LA-1801465R2	Open Matters 737-9 and 737-10 Aircraft	SA-5
UAL-PA-04761-LA-1801466	Seller Purchased Equipment	SA-5
UAL-PA-04761-LA-1801467R4	Special Matters – 737 MAX Aircraft	SA-6
UAL-PA-04761-LA-1801468	***
UAL-PA-04761-LA-1801469R2	***	SA-6

UAL-PA-04761	Table of Contents, Page 2 of 5	SA-6

BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

LETTER AGREEMENTS		SA NUMBER
UAL-PA-04761-LA-1801470	Privileged and Confidential Matters
UAL-PA-04761-LA-1801471	AGTA Matters
UAL-PA-04761-LA-1801472	Assignment Matters
UAL-PA-04761-LA-1801473	737-10 Aircraft ***
UAL-PA-04761-LA-1801474	*** for the 737-10 Aircraft
UAL-PA-04761-LA-1801475	Loading of Customer Software
UAL-PA-04761-LA-1801476	Installation of Cabin Systems Equipment
UAL-PA-04761-LA-1801477	Special Customer Support Matters
UAL-PA-04761-LA-1801478R1	Delivery *** Matters	SA-6
UAL-PA-04761-LA-1807022R5	*** Aircraft – 737-***	SA-6
UAL-PA-04761-LA-1807420R1	737-*** and 737-*** Aircraft Model ***	SA-6
UAL-PA-04761-LA-1807490R1	737-*** Aircraft and 737-*** Aircraft ***	SA-2
UAL-PA-04761-LA-1900347	737-8 ***	SA-6
UAL-PA-04761-LA-2001831R1	Certain Special Matters	SA-4
UAL-PA-04761-LA-2100095	*** Matters for the 737-8 *** Aircraft	SA-5
UAL-PA-04761-LA-2100096	Certain Special Matters for the 737-8 *** Aircraft	SA-5
UAL-PA-04761-LA-2100136	Open Matters Relating to *** Model 737-8 Aircraft	SA-5
UAL-PA-04761-LA-2100718R1	Special Matters Relating to *** 737-9 Aircraft	SA-6

TABLE OF CONTENTS, CONTINUED

LETTER AGREEMENTS		SA NUMBER
UAL-PA-04761-LA-2100136	Open Matters Relating to *** Model 737-*** Aircraft	SA-5
UAL-PA-04761-LA-2103100	Airline Operational Efficacy Matters	SA-6
UAL-PA-04761-LA-2103236	***	SA-6

UAL-PA-04761	Table of Contents, Page 3 of 5	SA-6

BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1	September 25, 2018
Supplemental Agreement No. 2	December 12, 2018
Supplemental Agreement No. 3	March 20, 2020
Supplemental Agreement No. 4	June 30, 2020
Supplemental Agreement No. 5	February 26, 2021
Supplemental Agreement No. 6	June 27, 2021

UAL-PA-04761	Table of Contents, Page 4 of 5	SA-6

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 04761

737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds	^	Detail Specification:	***
Engine Model/Thrust:	***	*** pounds	+	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

		Target		***				*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
# of	*** Delivery	Delivery	Number of	Factor	Manufacturer		Actual or Nominal	*** Base	***	***	***	***
Aircraft	Month	Month	Aircraft	(Airframe)	Serial Number	*** Forecast	Delivery ****	Price Per A/P	***%	***%	***%	***%
***	***	***	***	***	***	***	***	$***	$***	$***	$***	$***
	Total:		***

  * Nominal delivery *** pursuant to Letter Agreement number UAL-PA-04761-LA-1801465R2 entitled "Open Matters 737-10 Aircraft", as may be subsequently amended.

Note: Serial Numbers above are provided as guidance only and are subject to change until delivery.

^ - ***

+ - ***

UAL-PA-03776 APR: 117224.TXT	737-*** Aircraft
Table 1, SA-6, Page 1

Boeing / United Airlines, Inc. Proprietary

Table 1 to Purchase Agreement No. 04761
*** 737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds	^	Detail Specification:	***
Engine Model/Thrust:	***	*** pounds	+	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

		Target		***				*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
# of	*** Delivery	Delivery	Number of	Factor	Manufacturer		Actual or Nominal	*** Base	***	***	***	***
Aircraft	Month	Month	Aircraft	(Airframe)	Serial Number	*** Forecast	Delivery ****	Price Per A/P	***%	***%	***%	***%
***	***	***	***	***	***	***	***	$***	$***	$***	$***	$***
	Total:		***

  * Nominal delivery *** pursuant to Letter Agreement number UAL-PA-04761-LA-1801465R2 entitled "Open Matters 737-10 Aircraft", as may be subsequently amended.

Note: Serial Numbers above, if any are included, are provided as guidance only and are subject to change until delivery.

^ - ***

+ - ***

UAL-PA-03776 APR: 117225.TXT	737-*** Aircraft
Table 1, SA-6, Page 2

Boeing / United Airlines, Inc. Proprietary

Table 2 to Purchase Agreement No. 04761

*** 737-***Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds	^	Detail Specification:	***
Engine Model/Thrust:	***	*** pounds	+	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***

*** Features:	$***
Sub-Total of Airframe and Features:	$***	Airframe *** Data:
Engine Price (Per Aircraft):	$***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):	$***	Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:	$***
Seller Purchased Equipment (SPE) Estimate:	$***

Deposit per Aircraft:	$***

# of Aircraft	*** Delivery Date	Target Delivery Date		***	Manufacturer Serial Number	Actual or Nominal Delivery ****	*** Forecast	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
			Number of	Factor				*** Base	***	***	***	***
			Aircraft	(Airframe)				Price Per A/P	***%	***%	***%	***%
***	***	***	***	***	***	***	***	$***	$***	$***	$***	$***
		Total:	***

***

***

  * Nominal delivery *** pursuant to Letter Agreement number UAL-PA-04761-LA-1801465R2 entitled "Open Matters 737-9 & 737-10 Aircraft", including successors thereof.

Note: Serial Numbers above are provided as guidance only and are subject to change until delivery.

^ - ***

+ - ***

UAL-PA-03776 APR: 117224.TXT	737-*** Aircraft
Table 1, SA-6, Page 3

Boeing / United Airlines, Inc. Proprietary

Attachment A-1 to Letter Agreement No. UAL-PA-04761-LA-1807022R5
*** 737-*** Aircraft Delivery, Description, Price and***

Airframe Model/MTOW:	737-***	*** pounds	^	Detail Specification:	***
Engine Model/Thrust:	***	*** pounds	+	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

# of Aircraft	Target Delivery Date		***	Manufacturer Serial Number	Actual or Nominal Delivery ****	*** Forecast	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
		Number of	Factor				*** Base	***	***	***	***
		Aircraft	(Airframe)				Price Per A/P	***%	***%	***%	***%
***	***	***	***	***	***	***	$***	$***	$***	$***	$***
	Total:	***

    * Nominal delivery *** pursuant to Letter Agreement number UAL-PA-04761-LA-1801465R2 entitled "Open Matters 737-9 & 737-10 Aircraft", including successors thereof.

  Note: Serial Numbers above are provided as guidance only and are subject to change until delivery.

  ^ - ***

  + - ***

UAL-PA-03776 APR: 117224.TXT	737-*** Aircraft
Table 1, SA-6, Page 4

Boeing / United Airlines, Inc. Proprietary

Attachment A-1 to Letter Agreement No. UAL-PA-04761-LA-1807022R5
*** 737-*** Aircraft Delivery, Description, Price and***

Airframe Model/MTOW:	737-***	*** pounds	^	Detail Specification:	***

Engine Model/Thrust:	***	*** pounds	+	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

# of *** Aircraft			***	***	***	Actual or Nominal Delivery ****	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
	Delivery	Number of	Factor				*** Base	***	***	***	***
	Date	Aircraft	(Airframe)				Price Per A/P	***%	***%	***%	***%
***	***	***	***	***	***	***	$***	$***	$***	$***	$***
	Total:	***

* ***

^ - ***

+ - ***

UAL-PA-04761-1807022R5	SA-6, MAX***
APR: 117054	Att. A, Page 5
Boeing / United Airlines, Inc. Proprietary

*Note: Rapid Revisions are standalone engineering and may affect the intent of the option data.

Attachment F:  Part 2, Form of Exhibit 1 to UAL-PA-04761-LA-2103124: ***
of *** Aircraft to Customer’s 737-*** Aircraft

ATA	*** Number	Title	***	***	***	***	***
	***	***	***	***	***	***	***

SA-6
Exhibit 1 to UAL-PA-04761-LA-2103124	Page 6 of 7
BOEING / UNITED AIRLINES PROPRIETARY

Table 2 to Purchase Agreement No. 04761

737-***Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds	^	Detail Specification:	***

Engine Model/Thrust:	***	*** pounds	+	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
Optional Features: BEFORE Modifications		$***
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Non-Refundable Deposit per Aircraft:		$***

^ - ***

+ - ***

Applicability pursuant to § 2.2 of Letter Agreement UAL-PA-04761-LA-2100136 entitled "Open Matters Relating to *** Model 737-*** Aircraft".

Table 2 to Purchase Agreement No. 04761

*** 737-***Aircraft Delivery, Description, Price and ***

Nominal delivery month data are provided below.
The delivery month will be ***

		***	*** Forecast	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
Delivery	Number of	Factor		*** Base	***	***	***	***
Date	Aircraft	(Airframe)		Price Per A/P	***	***	***	***
***	***	***	***	$***	$***	$***	$***	$***
***

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

United Airlines, Inc.

Exhibit A to Purchase Agreement Number 04761

for *** 737-10 Aircraft

UAL-PA-04761-EXA	SA-6
737-10 Aircraft	Page 1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

Exhibit A

AIRCRAFT CONFIGURATION

relating to

*** BOEING MODEL 737-10 AIRCRAFT

The Detail Specification is Boeing document number *** pursuant to the provisions of Letter Agreement UAL-PA-04761-LA-1801465R2 entitled “Open Matters 737-9 and 737-10 Aircraft”.

UAL-PA-04761-EXA	SA-6
737-10 Aircraft	Page 2

BOEING/UNITED AIRLINES, INC. PROPRIETARY

*** Number	Title	Price / each of the ***	*** Price / ***
***	***	***	***
	TOTALS:	$***	$***
	GRAND TOTAL:	$***	$***

UAL-PA-04761-EXA	SA-6
737-10 Aircraft	Page 3

BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801463R3

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	*** Matters

References:	1) Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft); and

2)	Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1801463R2 dated June 30, 2020.

The Purchase Agreement incorporates the terms and conditions of the AGTA between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.                            ***.

2.                             ***.

*** will be due on the ***. In the event that ***.

3.                             ***.

3.2       If for any reason, any Table 1 to the *** is amended, including but not limited, to change the: ***. Any corresponding amendment to this Letter Agreement will be made in a manner consistent with the terms and conditions associated with the Initial Aircraft.

4.                             ***

5.                             Re-Allocation of ***.

6.                             ***.

In addition to applicability to ***, the provisions of Section 2 herein shall apply to the ***.

UAL-PA-04761-LA-1801463R3	SA-6
*** Matters	Page 1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

7.                             *** Rights.

7.1              Customer agrees that ***.

7.2              In the event Boeing *** to Boeing pursuant to Section 7.1, absent instruction from Boeing to the contrary, Customer shall, *** under the Purchase Agreement as amended by this Letter Agreement. Customer will ***.

7.3              For all purposes of this Section 7, including without limitation, notice, *** or any other application, ***. Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.

8.                            Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

9.                            Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801463R3	SA-6
*** Matters	Page 2

BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 27, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-1801463R3	SA-6
*** Matters	Page 3

BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801467R4

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Special Matters – MAX Aircraft

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1801467R3.

1.              ***.

1.1           737-10 ***.

At the time of delivery of each 737-10 Aircraft, Boeing *** to Customer a *** which shall equal *** (737-10 ***).

1.2           ***.

1.3           737-9 ***.

***.

1.4           737-9 Aircraft ***.

At the time of delivery of each 737-9 Aircraft, Boeing *** to Customer a *** in an *** (737-9 ***. Boeing represents that the *** of this 737-9 *** is consistent with the terms of Letter Agreement 6-1162-KKT-080R1, as amended.

1.5           737-8 Aircraft ***.

***.

1.6           737-8 ***.

***.

UAL-PA-04761-LA-1801463R4	SA-6
Special Matters	Page 1

BOEING/UNITED AIRLINES PROPRIETARY

1.7           *** 737-8 ***.

***.

1.8           ***.

1.8.1        ***.

Table Reference	Description	Quantity of Aircraft
1	737-*** *** Aircraft Delivery, Description, Price and ***	***
1	*** 737-*** Aircraft Delivery, Description, Price and ***	***
Total

1.8.2        At the time of delivery of each 737-10 *** Aircraft, Boeing shall issue to Customer a ***.

1.8.3        Pursuant to the terms set forth in this Section 1.8.3, Customer will not be ***

1.8.3.4         For purposes of Section 1.8, an ***.

2.              ***.

Unless otherwise noted, the amounts of the *** stated in (i) Sections 1.1 through 1.2 *** are in *** for 737-10 Aircraft; and (i)  Sections 1.3 through 1.7 *** are in *** for 737-8 and 737-9 Aircraft. The *** will be ***.

3.             737 ***.

***.

4.             Supplier Diversity.

Customer and Boeing agree to work towards a mutually agreeable solution for meeting diversity requirements in the supply base. Notwithstanding the foregoing sentence, Boeing agrees to (i) identify parts and equipment where Customer makes the procurement decision for potential opportunities; (ii) submit indirect reports until other options are vetted and approved; and (iii) continue to engage with Customer with regard to supplier diversity to ensure Boeing supports Customer’s requirements.

UAL-PA-04761-LA-1801463R4	SA-6
Special Matters	Page 2

BOEING/UNITED AIRLINES PROPRIETARY

5.                  Assignment.

Unless otherwise noted herein, the *** described in this Letter Agreement are provided as a *** to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. For purposes of the ***.

6.                  Confidentiality

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801463R4	SA-6
Special Matters	Page 3

BOEING/UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 27 , 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-1801463R4	SA-6
Special Matters	Page 4

BOEING/UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-04761-LA-1801469R2

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	***

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1801469R1 dated February 26, 2021.

Subject to the terms, provisions, and conditions described herein, ***.

1.	Customer's ***.

Boeing *** to Customer, *** as described in paragraph 3 below, *** for the respective model type. The Effective Date of such *** shall be the date that *** to Customer, unless otherwise mutually agreed to. *** not later than *** after receipt of Customer's written request.

2.	***.

At the time of delivery of each Covered Aircraft, or *** after delivery of a Covered Aircraft, ***. Such *** shall be *** identifying the Covered Aircraft Manufacturer's Serial Number (MSN), the delivery date and the Effective Date of the ***.

3.	***.

Customer shall *** in accordance with either the *** set forth below, at Customer's option.

***

UAL-PA-04761-LA-1801469R2 ***	BOEING/UNITED AIRLINES PROPRIETARY	SA-6 Page 1

5.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801469R2 ***	BOEING/UNITED AIRLINES PROPRIETARY	SA-6 Page 2

ACCEPTED AND AGREED TO this

Date:	June 27, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-1801469R2 ***	BOEING/UNITED AIRLINES PROPRIETARY	SA-6 Page 3

Attachment A to Letter Agreement UAL-PA-04761-LA-1801469R2

Date:     ____________________

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Attention:	Technical Department

Reference:	Letter Agreement UAL-PA-04761-LA-1801469R2 to Purchase Agreement 04761

***.

Very truly yours,

THE BOEING COMPANY

By:

Its:

Attachment A to UAL-PA-04761-LA-1801469R2 ***	BOEING/UNITED AIRLINES PROPRIETARY	SA-6 Page 2

Attachment A: to Letter Agreement UAL-PA-04761-LA-1801469R2
***

***

Attachment A to UAL-PA-04761-LA-1801469R2 ***	BOEING/UNITED AIRLINES, INC. PROPRIETARY	SA-6 Page 1

Attachment B to Letter Agreement UAL-PA-04761-LA-1801469R2

***

Attachment B to UAL-PA-04761-LA-1801469R2 ***	BOEING/UNITED AIRLINES, INC. PROPRIETARY	SA-6 Page 1

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801478R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Delivery *** Matters

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1801478.

1.             ***.

*** has requested, and *** has agreed to provide, *** in respect of ***. Boeing will provide *** in respect of *** Aircraft subject to the terms and conditions contained in this Letter Agreement.

1.1              ***.

1.2              Notice Requirement. Customer *** shall be made by providing Boeing with advance written notification in accordance with requirements specified in Attachment 1 to this Letter Agreement.

1.3              ***.

UAL-PA-04761-LA-1801478R1	SA-6
Delivery *** Matters	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.             Reciprocal ***.

Should *** successfully exercise its ***) pursuant to the terms of this Letter Agreement, *** will be provided with a *** in respect of any *** subject to the following terms and conditions:

2.1              Each *** may ***.

2.2              *** will be provided with *** after every *** successfully exercised ***. Unless exercised pursuant to the terms and conditions of this Letter Agreement, each *** will terminate *** months from the first day of the month that such *** is made available to ***.

2.3              *** must exercise each *** by providing *** with written notification at least *** prior to the first day of the *** or *** of the *** for which the *** will be applied to.

3.             Definitive Agreement.

If Customer agrees with the ***. The Supplemental Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement. In the event the parties, despite having *** in reaching a Supplemental Agreement without delay, have not entered into a Supplemental Agreement within ***, either party may ***. If Customer and Boeing *** specified in the then current Table 1 in effect at that time.

4.             BFE / SPE Matters.

Subject to Boeing having ***

5.             Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

UAL-PA-04761-LA-1801478R1	SA-6
Delivery *** Matters	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

6.             Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-In-Fact

UAL-PA-04761-LA-1801478R1	SA-6
Delivery *** Matters	Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 27, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-1801478R1	SA-6
Delivery *** Matters	Page 4

BOEING / UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT 1 TO UAL-PA-04761-LA-1801478R1

PART 1: PROVISIONS APPLICABLE TO
*** AIRCRAFT

***
Column 1	Column 2	Column 3
***	***	***

PART 2: PROVISIONS APPLICABLE TO
*** AIRCRAFT

***
Column 1	Column 2	Column 3
***	***	***

PART 2: PROVISIONS APPLICABLE TO *** AIRCRAFT
Column 1	Column 2	Column 3
***	***	***

Attachment 1 to UAL-PA-04761-LA-1801478R1	SA-6
Delivery *** Matters	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1807022R5

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	*** Aircraft – 737-***

Reference:	Purchase Agreement No. PA-04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1807022R4 dated February 26, 2021.

1.                  *** Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in both Table 1’s to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the *** Model 737-*** aircraft as *** aircraft (*** Aircraft).

2.                  Delivery.

The number of aircraft and delivery months are listed in Attachment A-1 (Attachment A) to this Letter Agreement. The scheduled delivery position of each *** Aircraft listed in Attachment A provides the delivery schedule in *** consisting of a nominal delivery month (Nominal Delivery Month) ***. No later than *** Nominal Delivery Month of Customer’s first *** Aircraft in each calendar year, Boeing will provide written notice with a *** Attachment A of the scheduled delivery month for each *** Aircraft with a Nominal Delivery Month in such calendar year.

3.                  Configuration.

3.1              Subject to the provisions of Article 3.2, below, the configuration for the *** Aircraft will be the Detail Specification for Boeing Model 737-*** aircraft, at the revision level in effect at the time of Definitive Agreement (as defined below). Such Detail Specification *** applicable to the Detail Specification that are developed by Boeing between the *** (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

3.2              Subject to ***, the *** Aircraft ***, provided that it can achieve the *** which would result pursuant to the provisions of Article 3.1.

4.                  Price.

4.1              The Airframe Price and *** Features Prices for each of the *** Aircraft is identified in Attachment A to this Letter Agreement.  ***.

UAL-PA-04761-LA-1801463R5	SA-6
*** Aircraft – 737-***	Page 1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

4.2              The Airframe Price, *** Features Prices, and Aircraft Basic Price for each of the *** Aircraft shall be adjusted in accordance with the terms set forth in ***.

4.3              The *** Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.

5.                  Payment.

5.1              ***.

5.2              Notwithstanding the amount shown in Attachment A, the *** Deposit will be *** for each *** Aircraft.

5.3              At Definitive Agreement for the *** Aircraft, *** will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the *** Aircraft will be paid at the time of delivery.

6.                  ***.

6.1              Customer may *** by giving written notice to Boeing

6.1.1                    Subject to ***, on or before the date ***; or

6.1.2                    On or on or before the date *** (the date in Section 6.1.1 and in Section 6.1.2, as applicable, are referred to herein as the *** Date).

6.2              After receipt of Customer’s ***.

***

7.                  Definitive Agreement.

Following Customer’s *** the parties will sign a definitive agreement for the purchase of such *** Aircraft (Definitive Agreement) ***. The Definitive Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement. In the event the parties have not entered into a Definitive Agreement within *** either party ***. If Customer and Boeing fail to enter into the Definitive Agreement, Boeing ***.

8.                  Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

UAL-PA-04761-LA-1801463R5	SA-6
*** Aircraft – 737-***	Page 2

BOEING/UNITED AIRLINES, INC. PROPRIETARY

9.                  Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801463R5	SA-6
*** Aircraft – 737-***	Page 3

BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 27, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-1801463R5	SA-6
*** Aircraft – 737-***	Page 4

BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment A-1 to Letter Agreement No. UAL-PA-04761-LA-1807022R5
*** 737-*** Aircraft Delivery, Description, Price and***

Airframe Model/MTOW:		737-***	*** pounds		^	Detail Specification:			***
Engine Model/Thrust:		***	*** pounds		+	Airframe Price Base Year/*** Formula:			***	***
Airframe Price:			$***			Engine Price Base Year/*** Formula:			***	***
*** Features:			$***
Sub-Total of Airframe and Features:			$***			Airframe *** Data:
Engine Price (Per Aircraft):			$***			Base Year Index (ECI):			***
Aircraft Basic Price (Excluding BFE/SPE):			$***			Base Year Index (CPI):			***
Buyer Furnished Equipment (BFE) Estimate:			$***
Seller Purchased Equipment (SPE) Estimate:			$***

Deposit per Aircraft:			$***

# of *** Aircraft		***	***	***	Actual or Nominal Delivery ****	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
Delivery	Number of	Factor				*** Base	***	***	***	***
Date	Aircraft	(Airframe)				Price Per A/P	***%	***%	***%	***%
*** ***	***	***	***	***	***	$***	$***	$***	$***	$***
Total:	***

* ***
^ - ***
+ - ***

UAL-PA-04761-1807022R5	SA-6, MAX***
APR: 117054	Att. A, Page &[Page]

BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1807420R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	737-*** and 737-*** Aircraft Model ***

Reference:	Purchase Agreement No. PA-04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1807420 dated September 25, 2018.

Subject to the terms herein, Customer may ***:

***

For this Letter Agreement, each such resulting aircraft *** referred to above shall be defined to be a *** Aircraft.

1.	Customer’s Written Notice.

Customer shall provide written notice of its intention to ***

For the intended *** Aircraft:

(i)	No later than the first day of the month that is indicated in the table below:

***

(i)       For the intended ***

***

UAL-PA-04761-LA-1807420R1	SA-6
Aircraft Model ***	Page 1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

                                 ***

4.                              Definitive Agreement.

***

6.                                 Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

7.                                          Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1807420R1	SA-6
Aircraft Model ***	Page 2

BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 27, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-1807420R1	SA-6
Aircraft Model ***	Page 3

BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment A to Letter Agreement UAL-PA-04761-LA-1807420R1
737-*** ***Aircraft Description and Price

Airframe Model/MTOW:	737-***	*** pounds		Detail Specification:	***
Engine Model/Thrust:	***	*** pounds		Airframe Price Base Year/*** Formula:	***	***
Airframe Price		$***		Engine Price Base Year / *** Formula:	***	***
*** Features:		$***	ESTIMATE
Sub-Total of Airframe and Features:		$***		Airframe *** Data
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Airfraft Basic Price (Excluding (BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***	ESTIMATE
Seller Furnished Equipment (SPE) Estimate:		$***	ESTIMATE

Attachment A to UAL-PA-04761-LA-1807420R1 Aircraft Model ***	BOEING / UNITED AIRLINES, INC. PROPRIETARY	SA-6

Attachment B to Letter Agreement UAL-PA-04761-LA-1807420R1
737-*** ***Aircraft Description and Price

ALL ITEMS BELOW ARE SUBJECT TO CHANGE

Airframe Model/MTOW:	737-***	*** pounds		Detail Specification:	***
Engine Model/Thrust:	***	*** pounds		Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
*** Features:		$***	ESTIMATE
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***	ESTIMATE
Seller Purchased Equipment (SPE) Estimate:		$***	ESTIMATE

Deposit per Aircraft:		$***

Attachment B to UAL-PA-04761-LA-1807420R1 Aircraft Model ***	BOEING / UNITED AIRLINES, INC. PROPRIETARY	SA-6

Attachment C to Letter Agreement UAL-PA-04761-LA-1807420R1
737-*** ***Aircraft Description and Price
ALL ITEMS BELOW ARE SUBJECT TO CHANGE

Airframe Model/MTOW:	737-***	*** pounds		Detail Specification:	***
Engine Model/Thrust:	***	*** pounds		Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:
*** Features:		$***	ESTIMATE
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:		$***	ESTIMATE
Seller Purchased Equipment (SPE) Estimate:		$***	ESTIMATE

Attachment C to UAL-PA-04761-LA-1807420R1	SA-6
Aircraft Model ***	Boeing / United Airlines, Inc. Proprietary

Attachment D to Letter Agreement UAL-PA-04761-LA-1807420R1
737-*** ***Aircraft Description and Price
ALL ITEMS BELOW ARE SUBJECT TO CHANGE

Airframe Model/MTOW:	737-***	*** pounds		Detail Specification:	***
Engine Model/Thrust:	***	*** pounds		Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
*** Features:		$***	ESTIMATE
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***	ESTIMATE
Seller Purchased Equipment (SPE) Estimate:		$***	ESTIMATE

Attachment C to UAL-PA-04761-LA-1807420R1	SA-7
Aircraft Model ***	Boeing / United Airlines, Inc. Proprietary

Attachment E: Form of Table 2 to Purchase Agreement No. 04761
737-*** ***Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds	^	Detail Specification:	***
Engine Model/Thrust:	***	*** pounds	+	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
*** Features: ***		$***
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Non-Refundable Deposit per Aircraft:		$***

^ - ***
+ - ***

Applicability pursuant to § 2.2 of Letter Agreement UAL-PA-04761-LA-2103124 entitled "Open Matters Relating to *** Model 737-*** Aircraft".

# of Aircraft	Delivery Month / Year ***

***	***

Attachment D to UAL-PA-04761-LA-1807420R1	SA-6
Aircraft Model ***	Boeing / United Airlines, Inc. Proprietary

Attachment E: Form of Table 2 to Purchase Agreement No. 04761

737-8 *** Aircraft Delivery, Description, Price and ***, CONTINUED

Amounts below are illustrative projections for § 2.2 of LA UAL-PA-04761-LA-2103124+A1: 737-*** *** Aircraft Delivery, Description, Price and ***

Delivery	Number of	Factor	***	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
Date	Aircraft	(Airframe)	Forecast	*** Base	***	***	***	***
***	***	***		Price Per A/P	***%	***%	***%	***%
***	***	***	***	$***	$***	$***	$***	$***

UAL-PA-04761-LA-1807420R1	SA-6
Aircraft Model ***	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment F to Letter Agreement UAL-PA-03776-LA-1807420R1

Part 1: Form of Special Matters Elements for *** Aircraft

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA- 2103122

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Certain Special Matters for the 737-*** Aircraft (*** Aircraft)

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	***.

At the time of delivery of each such *** Aircraft, unless otherwise noted, Boeing ***.

2.	***.

Unless otherwise noted, the amounts of the *** stated in (i) Paragraphs 1.1 through 1.4 *** are stated in *** for the *** Aircraft. The *** will be ***.

3.	Applicability of Certain Letter Agreements to *** Aircraft.

The terms of the Letter Agreements in the following table shall apply to each *** Aircraft with the defined term “Aircraft” being deemed to be replaced with the defined term “*** Aircraft”. If Boeing or Customer determines that the references and deemed inclusions described in this Section 3 should be further amended, then Boeing and Customer will work together for a mutually agreeable solution.

Letter Agreement Applying to *** Aircraft
3.1 *** pursuant to Letter Agreement UAL-PA-04761-LA-1801469R1
3.2 *** pursuant to Letter Agreement UAL-PA-04761-LA-1801474
3.3 Assignment pursuant to Letter Agreement UAL-PA-04761-LA-1801472

UAL-PA-04761-LA-LA-2103122 Special Matters		SA-6 Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment F to Letter Agreement UAL-PA-03776-LA-1807420R1
Part 1: Form of Special Matters Elements for *** Aircraft

4.	Assignment.

Unless otherwise noted herein, the *** described in this Letter Agreement are provided as a *** to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. For purposes of the ***.

5.	Confidentiality

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:

Its:	Attorney-in-Fact

UAL-PA-04761-LA-LA-2103122 Special Matters		SA-6 Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment F to Letter Agreement UAL-PA-03776-LA-1807420R1
Part 1: Form of Special Matters Elements for *** Aircraft

ACCEPTED AND AGREED TO this

Date:

UNITED AIRLINES, INC.

By:

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-LA-2103122 Special Matters		SA-6 Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment F to Letter Agreement UAL-PA-03776-LA-1807420R1
Part 2: Form of Open Matters Elements for *** Aircraft

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-2103124

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Open Matters Relating to *** Model 737-*** Aircraft

References:	(1)	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft); and

(2)	Aircraft General Terms Agreement between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) identified as AGTA-CAL (AGTA)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement or the AGTA, as the context requires.

1.	Background.

Given timing and nature of the Parties’ agreement related to the purchase of *** new 737-*** Aircraft with *** engines (*** Aircraft), the Parties agree and hereby acknowledge that certain elements have not been defined. Therefore, Boeing and Customer agree to work together as *** Aircraft delivery program develops as related herein.

2.	Configuration ***.

2.1       Boeing will ***.

2.2      To the extent Customer requests *** between Customer and Boeing.

3.	Amendment for *** Aircraft Elements.

Boeing will provide a written amendment to the Purchase Agreement (Amendment). Customer will execute an Amendment to address the items below:

3.1       On or before *** Boeing will provide a revised Table 1 for the *** Aircraft which will specify the scheduled delivery month of each of the *** Aircraft, ***.

UAL-PA-04761-LA-2103124 Open Matters Relating to *** Model 737-*** Aircraft		SA6 Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment F to Letter Agreement UAL-PA-03776-LA-1807420R1
Part 2: Form of Open Matters Elements for *** Aircraft

3.2       Additionally, the parties will execute any other additional letter agreements or exhibits or supplemental exhibits that the parties deem necessary to deliver the *** Aircraft to Customer in such Amendment or in a subsequent Amendment.

4.	Buyer Furnished Equipment.

Exhibit A, “Buyer Furnished Equipment Provisions Document”, to the AGTA will fully govern the responsibilities and obligations of the Parties for BFE identified in the ***

5.	***

6.	Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the right and obligations described in this Letter Agreement arc provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.	Confidentiality

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:

Its:	Attorney-in-Fact

UAL-PA-04761-LA-2103124 Open Matters Relating to *** Model 737-*** Aircraft		SA-6 Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment F to Letter Agreement UAL-PA-03776-LA-1807420R1
Part 2: Form of Open Matters Elements for *** Aircraft

ACCEPTED AND AGREED TO this

Date:

UNITED AIRLINES, INC.

By:

Its:	Executive Vice President
Chief Financial Officer

UAL-PA-04761-LA-2103124 Open Matters Relating to *** Model 737-*** Aircraft		SA6 Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1900347

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	737-8 ***

Reference:	Purchase Agreement No. PA-04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the *** in the Attachment to this Letter Agreement. ***

1.           Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

2.           Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1900347	SA-6
737-8 ***	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 27, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-1900347	SA-6
737-8 ***	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1900347

***

MODEL 737-8 ***

FOR United Airlines, Inc.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	***

5	***

6	***

P.A. No. 4761	SA-6
AERO-B-BBA4-M18-0999A	SS21-0164

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1900347

***

1.	AIRCRAFT MODEL APPLICABILITY

The *** contained in this Attachment (the "***") are applicable to the 737-8 Aircraft with a maximum takeoff weight of *** pounds, a maximum landing weight of *** pounds, and a maximum zero fuel weight of *** pounds, and equipped with Boeing furnished *** engines.

2.	FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1	The FAA-approved takeoff field length at a gross weight at the start of the ground roll of *** pounds, at a temperature of ***°F, at a sea level altitude, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum takeoff thrust, will not be more than the following *** value:

***	*** feet

2.1.2	The FAA-approved takeoff gross weight at the start of ground roll, at a temperature of ***°F, at an altitude of *** feet, from a *** foot dry runway, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum takeoff thrust, will not be less than the following *** value:

***	*** pounds

2.1.3	The FAA-approved takeoff gross weight at the start of ground roll, at a temperature of ***°F, at an altitude of *** feet, from a *** foot dry runway, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum takeoff thrust, will not be less than the following *** value:

***	*** pounds

2.2	Landing

2.2.1	The FAA-approved landing field length at a gross weight of *** pounds and at a *** altitude, will not be more than the following *** value:

***	*** feet

2.2.2	The FAA-approved landing field length at a gross weight of *** pounds and at an altitude of *** feet, will not be more than the following *** value:

***	*** feet

P.A. No. 4761	SA-6
AERO-B-BBA4-M18-0999A	SS21-0164

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1900347

***

2.3	Enroute One-Engine-Inoperative Altitude

2.3.1	The FAA-approved enroute one-engine-inoperative altitude at which the available gross climb gradient equals *** percent at a gross weight of *** pounds on an ***°C day using not more than maximum continuous thrust, will not be less than the following *** value:

***	*** feet

2.4	Altitude Capability - All Engines Operating

The altitude capability at a gross weight of *** pounds, on an ***°C day, at *** Mach number, and satisfying the conditions defined below, will not be less than the following *** value:

NOMINAL:	*** feet
TOLERANCE:	*** feet
***	*** feet

Conditions:

1)	The Aircraft will be capable of maintaining ***.

2)	The Aircraft will be capable of ***.

3)	The Aircraft will have ***.

2.5	Mission

2.5.1	Mission Payload

The payload for a stage length of *** nautical miles in still air (representative of a *** route in summer) using the conditions and operating rules defined below, will not be less than the following *** value:

NOMINAL:	*** pounds
TOLERANCE:	*** pounds
***	*** pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

P.A. No. 4761	SA-6
AERO-B-BBA4-M18-0999A	SS21-0164

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1900347

***

The runway length is *** feet.

The runway slope is *** percent uphill.

The minimum level off height is *** feet.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

/		Height	Distance
	1.	*** feet	*** feet
	2.	*** feet	*** feet
	3.	*** feet	*** feet
	4.	*** feet	*** feet
	5.	*** feet	*** feet
	6.	*** feet	*** feet
	7.	*** feet	*** feet

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight will conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.

Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.

The temperature is ***°C during climb.

Maximum climb thrust is used during climb.

P.A. No. 4761	SA-6
AERO-B-BBA4-M18-0999A	SS21-0164

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1900347

***

Cruise:	The Aircraft cruises at *** Mach number.

The Aircraft cruises at eastbound *** cruise altitudes.

The temperature is ***°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is ***°C during descent.

Minimum flight idle thrust is used during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following will be used as fixed quantities and allowances:

Taxi-Out:
Fuel	*** pounds

Takeoff and Climbout Maneuver:
Fuel	*** pounds
Distance	*** nautical miles

Approach and Landing Maneuver:
Fuel	*** pounds

Taxi-In (will be consumed from the reserve fuel):
Fuel	*** pounds

P.A. No. 4761	SA-6
AERO-B-BBA4-M18-0999A	SS21-0164

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1900347

***

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** pounds

For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.

2.5.2	Mission Payload

The payload for a stage length of *** nautical miles in still air (representative of a New York to Anchorage route in August) using the conditions and operating rules defined below, will not be less than the following g*** value:

NOMINAL:	*** pounds
TOLERANCE:	*** pounds
***	*** pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The runway length is *** feet.

The minimum level off height is *** feet.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Height	Distance
1.	*** feet	*** feet
2.	*** feet	*** feet
3.	*** feet	*** feet
4.	*** feet	*** feet
5.	*** feet	*** feet
6.	*** feet	*** feet

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

P.A. No. 4761	SA-6
AERO-B-BBA4-M18-0999A	SS21-0164

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1900347

***

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight will conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.

Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.

The temperature is ***°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The Aircraft cruises at westbound ICAO RVSM cruise altitudes.

The temperature is ***°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is ***°C during descent.

*** flight idle thrust is used during descent.

P.A. No. 4761	SA-6
AERO-B-BBA4-M18-0999A	SS21-0164

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1900347

***

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following will be used as fixed quantities and allowances:

Taxi-Out:
Fuel	*** pounds

Takeoff and Climbout Maneuver:
Fuel	*** pounds
Distance	*** nautical miles

Approach and Landing Maneuver:
Fuel	*** pounds

Taxi-In (will be consumed from the reserve fuel):
Fuel	*** pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** pounds

For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.

2.5.3	Mission Payload

The payload for a stage length of *** nautical miles in still air (representative of a *** route in winter) using the conditions and operating rules defined below, will not be less than the following *** value:

NOMINAL:	*** pounds
TOLERANCE:	*** pounds
***:	*** pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

P.A. No. 4761	SA-6
AERO-B-BBA4-M18-0999A	SS21-0164

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1900347

***

The airport temperature is ***°F.

The runway length is *** feet.

The runway slope is *** percent downhill.

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight will conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.

Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.

The temperature is ***°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The Aircraft cruises at westbound ICAO RVSM cruise altitudes.

The temperature is ***°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

P.A. No. 4761	SA-6
AERO-B-BBA4-M18-0999A	SS21-0164

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1900347

***

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is ***°C during descent.

Minimum flight idle thrust is used during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following will be used as fixed quantities and allowances:

	Taxi-Out: Fuel	*** pounds

Takeoff and Climbout Maneuver:
	Fuel	*** pounds
	Distance	*** nautical miles

Approach and Landing Maneuver:
	Fuel	*** pounds

Taxi-In (will be consumed from the reserve fuel):
	Fuel	*** pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** pounds

For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.

P.A. No. 4761 AERO-B-BBA4-M18-0999A	SA-6 SS21-0164

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1900347

***

2.5.4                       Mission Payload

The payload for a stage length of *** nautical miles in still air (representative of a *** route in winter) using the conditions and operating rules defined below, will not be less than the following *** value:

NOMINAL:	*** pounds
TOLERANCE:	*** pounds
***:	*** pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The runway length is *** feet.

The headwind is *** knots.

The runway slope is *** percent downhill.

The minimum level off height is *** feet.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	1.	Height *** feet	Distance *** feet

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight will conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.

P.A. No. 4761 AERO-B-BBA4-M18-0999A	SA-6 SS21-0164

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1900347

***

Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.

The temperature is ***°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The Aircraft cruises at eastbound ICAO RVSM cruise altitudes.

The temperature is ***°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is ***°C during descent.

Minimum flight idle thrust is used during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.

The destination airport altitude is *** feet.

P.A. No. 4761 AERO-B-BBA4-M18-0999A	SA-6 SS21-0164

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1900347

***

Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following will be used as fixed quantities and allowances:

Taxi-Out:
	Fuel	*** pounds

Takeoff and Climbout Maneuver:
	Fuel Distance	*** pounds *** nautical miles

Approach and Landing Maneuver:
	Fuel	*** pounds

Taxi-In (will be consumed from the reserve fuel):
	Fuel	*** pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** pounds

For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.

2.5.5                       Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, will not be more than the following *** value:

NOMINAL:	*** pounds
TOLERANCE:	*** pounds
***:	*** pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

P.A. No. 4761 AERO-B-BBA4-M18-0999A	SA-6 SS21-0164

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1900347

***

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.

Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The Aircraft cruises at westbound ICAO RVSM cruise altitudes.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

Minimum flight idle thrust is used during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.

P.A. No. 4761 AERO-B-BBA4-M18-0999A	SA-6 SS21-0164

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1900347

***

The destination airport altitude is sea level.

Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following will be used as fixed quantities and allowances:

	Taxi-Out: Fuel	*** pounds

Takeoff and Climbout Maneuver:
	Fuel Distance	*** pounds *** nautical miles

Approach and Landing Maneuver:
	Fuel	*** pounds

Taxi-In (will be consumed from the reserve fuel):
	Fuel	*** pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** pounds

For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.

P.A. No. 4761 AERO-B-BBA4-M18-0999A	SA-6 SS21-0164

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1900347

***

2.5.6                       Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in paragraph 2.5.7 is the basis for the mission *** of paragraphs 2.5.1 through 2.5.5.

2.5.7                       737-8 Weight Summary - United Airlines, Inc.

pounds
Standard Model Specification Manufacturer's Empty Weight (MEW)

Configuration Specification ***
*** Tourist Class Passengers
*** Engines

***
***	***

United Airlines, Inc. MEW	***

Standard and Operational Items Allowance	***
(Paragraph 2.5.8)

United Airlines, Inc. OEW	***

	quantity	pounds	pounds

***	***	***	***

P.A. No. 4761 AERO-B-BBA4-M18-0999A	SA-6 SS21-0164

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1900347

***

2.5.8                      Standard and Operational Items Allowance

	quantity	pounds	pounds	pounds
Standard Items Allowance				***

Unusable Fuel			***
Oil			***
Oxygen Equipment			***
Miscellaneous Equipment			***
Galley Structure & Fixed Inserts			***

Operational Items Allowance				***

Crew and Crew Baggage			***
Flight Crew	***	***
Cabin Crew	***	***
Crew Baggage	***	***
Catering Allowance & Removable Inserts			***
First Class	***	***
Economy Class	***	***
Passenger Service Equipment	***		***
Potable Water - *** USG			***
Waste Tank Disinfectant			***
Emergency Equipment (Including Overwater Equipment)			***

Total Standard and Operational Items Allowance				***

P.A. No. 4761 AERO-B-BBA4-M18-0999A	SA-6 SS21-0164

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1900347

***

3.                            AIRCRAFT CONFIGURATION

3.1	The *** contained in this Attachment are based on the Aircraft configuration as defined in ***, plus any changes mutually agreed upon or otherwise allowed by the Purchase Agreement to be incorporated into the Customer’s Detail Specification (herein referred to as the Detail Specification). Appropriate adjustment will be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment will be accounted for by Boeing in its evidence of compliance with the ***.

3.2	The *** payloads of paragraphs 2.5.1, 2.5.2, 2.5.3, and 2.5.4, and the specified payload of the paragraph 2.5.5 block fuel *** will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the ***:

(1)        Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)       The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.

***

P.A. No. 4761	SA-6
AERO-B-BBA4-M18-0999A	SS21-0164

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-04761-LA-2100718R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Certain Special Matters for the *** Aircraft

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-2100718 dated February 26, 2021.

1.	Definitions.

*** Aircraft shall be comprised of each of the following Aircraft:

(i)	each of the *** 737-*** Aircraft specified in Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” as of the date of this Letter Agreement (each an *** 737-*** Aircraft);

(ii)	each of the *** 737-*** Aircraft specified in Table 1 titled “737-*** *** Aircraft Delivery, Description, Price and ***” as of the date of this Letter Agreement (each an *** 737-*** *** Aircraft);

(iii)	each of the *** 737-*** Aircraft specified in Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” (*** 737-*** Aircraft);

(iv)	each of the *** 737-*** Aircraft specified in Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” as of the date of this Letter Agreement (each an *** 737-*** Aircraft); and

(v)	each 737-*** aircraft resulting from Customer’s *** in any of the *** 737-***Aircraft scheduled for delivery in *** pursuant to Letter Agreement LA-1807022R5, including successors thereof, titled “*** Aircraft – 737-***” shall be an *** 737-*** Aircraft).

2.	*** for the *** 737-*** Aircraft

In addition to the *** specified in Sections 1.3 and 1.4 of Letter Agreement UAL-PA-04761-LA-1801467R4, including successors thereof, titled “Special Matters - MAX Aircraft” (MAX Special Matters Letter), at the time of delivery Boeing shall ***

UAL-PA-04761-LA-2100718R1	SA-6
Special Matters *** Aircraft	Page 1

BOEING / UNITED AIRLINES PROPRIETARY

3.	*** Provisions for the *** 737-*** Aircraft.

3.1             In addition to the *** specified in Section 1.1 of the MAX Special Matters Letter, each *** 737-*** Aircraft will be eligible for the *** provided in this Section 3.

3.2              Customer has requested *** from Boeing on the ***.

3.3              In response to Customer’s request ***.

3.4              ***

4.              ***

5.              ***

5.1             *** 737-*** Aircraft. At the time of delivery of each *** 737-*** Aircraft, in addition to the *** specified in Section 1.1 of the MAX Special Matters Letter, Boeing shall ***.

5.2              *** 737-*** Aircraft.

5.2.1        In addition to the *** specified in Section 1.1 of the MAX Special Matters Letter, each *** 737-*** Aircraft is eligible for the following ***:

6.              ***

7.             Assignment.

Unless otherwise noted herein, the *** described in this Letter Agreement ***. Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. ***.

8.             Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-2100718R1	SA-6
Special Matters *** Aircraft	Page 2

BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 27, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-2100718R1	SA-6
Special Matters *** Aircraft	Page 3

BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-04761-LA-2103100

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Airline Operational Efficacy Matters

Reference:	Purchase Agreement No. PA-04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.             AOE Program

Boeing has developed an airline operational efficacy program (AOE Program) describing the industry accepted and regulatory required safety, operations, maintenance, flight crew and engineering standards for operators of commercial aircraft (Industry Standards). The AOE Program consists of (i) the review of Customer’s operational alignment with the Industry Standards to validate compliance therewith (Review); and (ii) at Boeing’s discretion, the provision of support to Customer to enhance compliance to the Industry Standards where areas of concern are identified (Support). ***.

2.             Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

UAL-PA-04761-LA-2103100	SA-6
Airline Operational Efficacy Matters	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

3.             Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-2103100	SA-6
Airline Operational Efficacy Matters	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 27, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-2103100	SA-6
Airline Operational Efficacy Matters	Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-04761-LA-2103236

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	***

References:	1)	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft), including Letter Agreement No. UAL-PA-04761-LA-1801468 entitled “***; and

2)	Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

***.

9.             Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

10.           Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-2103236
***	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 27, 2021

UNITED AIRLINES, INC.

By;	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-2103236
***	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY